Bringing the Transformative Power of Synthetic Biology to Medicine Corporate Presentation March 2021 Exhibit 99.3

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly report on Form 10-Q filed with the SEC on November 5, 2020, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

Clinical proof of concept data expected across multiple programs in 2021

Metabolic programs: Two PoC opportunities

SYNB1618 in Phenylketonuria (PKU)

Proof of mechanism demonstrated in Phase 1 with healthy volunteers

Phase 2 SynPheny patient data expected second half of 2021

SYNB8802 in Enteric Hyperoxaluria

Proof of mechanism demonstrated in Phase 1A with dietary hyperoxaluria induced in healthy volunteers

Phase 1B patient data expected second half of 2021

Immunomodulation

SYNB1891 in Solid Tumors

Monotherapy target engagement, meaningful pharmaco-dynamic effects, good safety

Combination with anti-PD1 and dose escalation ongoing

2021 data with potential to demonstrate clinical benefit of the Synthetic Biotic platform synlogic

© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
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A new class of medicines Enabling engine of synthetic biology, manufacturing and translational capabilities Creates multiple product opportunities Robust pipelines Rare metabolic therapies that consume toxic metabolites from the GI tract Therapies that leverage the ability of bacteria to interact with the immune system Synthetic Biotic platform Non-pathogenic bacterial chassis + Programable, engineering Targeted & controllable, patient friendly treatment

Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 Phenylketonuria (PKU) SYNB1618 Vaccines & Other Inflammatory Immuno-Oncology (IO) Solid Tumors SYNB1891 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Undisclosed Metabolic Program #1 Undisclosed Metabolic Program #2 PoC H2 ‘21 PoC H2 ‘21 Combo study late ‘21 Robust pipelines with meaningful catalysts Metabolic pipeline Metabolite consumption in the GI tract Immunology pipeline SYNB1934

Rationale High unmet need across inherited and acquired metabolic diseases Multiple large and underserved markets Diseases with known pathophysiology Dietary intervention validates GI approach Bacteria evolved to survive in the GI tract Ability to deploy multiple enzyme pathways Drug-like approach without genetic drift or colonization Multiple programs demonstrate SYNB compounds can consume toxic metabolites in the human GI tract Validated Biology Unmet Medical Need Unique Advantages Proof of Mechanism Why metabolic disease? Why Synthetic Biotic medicine? Synthetic Biotic medicines: a novel approach to metabolic disease

Applying Synthetic Biotic medicines to PKU and Enteric Hyperoxaluria

	Phenylketonuria (PKU)	Enteric Hyperoxaluria (HOX)
Unmet Medical Need	Many patients unable to control Phe ~30% BH4 oral therapy response rates	High kidney disease risk No effective interventions or treatments
Validated Biology	Lower dietary Phe intake = lower plasma Phe levels = improved cognitive outcomes	Lower dietary oxalate intake = lower urinary oxalate = improved kidney outcomes
Unique Advantages	Modality able to consume Phe in the GI tract before it can cause damage	Modality able to consume oxalate throughout GI tract, including colon
Platform Proof of Mechanism	SYNB1618 consumes Phe and produces the TCA biomarker in both HVs and patients	SYNB8802 consumes oxalate in healthy volunteers at clinically meaningful levels synlogic
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Phenylketonuria (PKU) Current and emerging treatment options leave many patients behind SYNB1618 demonstrates potential to lower Phe in PKU patients Phase 2 Phe-lowering trial initiated

Patient need: parents expect their children to reach full potential Reality: 25% – 65% of patients still struggle to maintain blood Phe within target range Historically Prospect of severe mental disability and institutionalization. Parents wanted PKU child to avoid institutionalized care before adulthood. Early diagnosis and strict diet control enables better Phe management. Parents expect PKU child to achieve full potential. Julia, living with PKU Today

An innovative approach in area of high unmet medical need Our approach Oral therapy, 3 x day with meals Consume Phe in the GI Tract Reduce plasma Phe Synlogic has initiated a Ph2 Study in PKU patients (SynPheny) Meaningful biomarker-driven patient outcomes Lower blood Phe Addition of more natural protein into the diet

Significant market opportunity, large unmet need, with potential for new products to capture share Disease Goal Patients Product Use Monotherapy Combination Prescribed with Kuvan Out of Phe Control In Phe control Lower blood Phe Addition of more natural protein/day Adults ~12,300 U.S. 65% out of Phe control Pediatrics ~5,000 U.S. 25% of out of Phe control ~70% fail to respond to Kuvan Multiple areas of unmet need continue across PKU patient types

SYNB1618 is uniquely positioned to address those needs



Marketed
Development
Partial Response
Palynziq (pegvaliase-pqpz) Injection
Marketed
HOMOLOGY Medicines, Inc.
BIOMARIN
Phase 1/2
KUVAN (sapropterin dihydrochloride) Tablets
Marketed
PTC THERAPEUTICS
Phase 3
Infants, up to age 2
~500
Pediatrics, up to age 12
~2,800
Pediatrics, up to age 16
~1,200
Adults & 16+
~13,000[1]
REMS
Bh4 Responsive Only

SYNB1618

synlogic

Phase 2

- Mechanism does not depend on genotype
- Appropriate for pediatrics and adults
- Benign safety profile, no systemic exposure
- Oral administration

synlogic

1. *Includes 7,500 "lost to follow up"*

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Solid oral SYNB1618 reduced Phe and elevated biomarkers in Ph1 Achieved Proof of Mechanism: SYNB1618 consumed D5 Phe in GI tract & lowered plasma D5 Phe Data are means and 90% CI D5 Phe Converted to D5 TCA Plasma D5 Phe Blunted D5 TCA Converted to D5 HA

SynPheny-1 design enables Proof of Concept

synpheny
LIVING IN HARMONY WITH PKU

TRIAL DESIGN



Baseline Fasting Phe
Day 14 Fasting Phe
Dose 1
1e11
Dose 2
3e11
Dose 3
1e12
Dose 4
2e12
Diet run-in
6 days
3 days
3 days
7 days
2 days
D5-Phe AUC
D5-Phe AUC

TRIAL OUTPUTS

Phe lowering in patients

Plasma Phe lowering in fasted state at 1e12 live cells over 7 days

Post meal D5-Phe AUC lowering at 2e12 live cells

Strict dietary management to maintain constant Phe intake

Safety & tolerability

Continuously assessed throughout dosing period

N = 12

Validation of PD models

Understand relationship of **strain specific biomarkers** with plasma Phe lowering synlogic
© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
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Opportunity for multiple clinically relevant outcomes Study powered for 20% reduction in labelled plasma Phe, providing clinically meaningful endpoint for patients without other treatment options Learning Opportunities in current SynPheny study Reduction in labelled plasma Phe after a meal challenge, not influenced by diet Reduction in fasting plasma Phe (on treatment relative to baseline, holding diet steady) Consistency in response: Responder population or consistent response across subjects

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 offers potential for best-in-class urinary oxalate lowering SYNB8802 proof of mechanism established: proof of concept on track for 2021 data read out

Hyperoxaluria: Primary vs. Enteric Number of Patients Affected Primary Hyperoxaluria Enteric Hyperoxaluria Pathology Rare genetic condition Dietary oxalate hyperabsorption Onset Pediatric Adult Trigger Genetic liver enzyme deficiency Underlying insult to bowel: including IBD, bariatric surgery, other chronic GI conditions UOx. Levels 90 – 500 mg / 24 hrs (~10x normal) 45 – 130 mg / 24 hrs (~3x normal) U.S. Patients ~5,000 – 8,000 ~200,000 – 250,000 Key Players Clinical consequences Limited ability to manage with diet | Nephrocalcinosis | Recurrent, chronic kidney stones | Impaired renal function | Systemic Oxalosis

Enteric Hyperoxaluria: An important cause of renal failure

33-Year-Old Female with Crohn's

- 33 yo woman with bowel resection resulting in severe hyperoxaluria (135 mg/day)
- Clinical course punctuated by:
  - Recurrent kidney stones
  - Progressive renal failure
  - Hemodialysis
  - Renal transplant x 1
  - Recurrent renal failure
  - Hemodialysis
  - Renal transplant x 2

48-Year-Old Male with Crohn's

- 48 yo man with Crohn's requiring two bowel resections with severe hyperoxaluria (110 mg/day)
- Clinical course punctuated by:
  - Recurrent kidney stones
  - Nephrocalcinosis
  - Progressive renal failure
  - Hemodialysis
  - Renal transplant

47-Year-Old Female with Crohn's

- 47 yo woman with Crohn's requiring extensive bowel resections with severe hyperoxaluria (114 mg/day)
- Clinical course punctuated by:
  - Recurrent kidney stones
  - Recurrent obstructive nephropathy
  - Progressive renal failure
  - Bilateral nephrectomies due to stone-related infections
  - Hemodialysis
  - Renal transplant
  - Recurrent renal failure

Urinary oxalate levels remain markedly elevated in all patients, despite aggressive medical regimen synlogic Nazzal et al. Nephrol Dial Transplant 2016

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An innovative approach in area of high unmet medical need Our approach Oral therapy Consume Oxalate the GI Tract Reduce Oxalate in the urine Differentiation from other approaches Ph 1B Proof of Concept in Enteric Hyperoxaluria patients (Roux-en-Y population) initiated Stomach Colon Consumes oxalate throughout GI tract

SYNB8802 consumes Oxalate throughout the GI tract

Oxalate absorption

Pathway (Dietary Oxalate)	Absorption: Healthy state	Absorption: Disease state	
Stomach	✓	✓	Healthy people absorb ~10% of dietary oxalate, mostly via stomach and small intestine
Small intestine	✓	✓	
Colon		✓	Patients absorb ~20-30% of dietary oxalate, through entire GI tract including colon

Optimal treatment

Absorbs oxalate throughout GI tract, esp. in colon

	synlogic	Oral enzyme	Oxalobacter formigenes
Stomach	✓	✓	
Small intestine	✓	✓	
Colon	✓		✓

synlogic

© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.

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Ph1 design provides POC opportunity in 2021

Phase 1A	Phase 1B
Dietary Hyperoxaluria (Healthy Volunteers)	**Enteric Hyperoxaluria Patients**

Multiple Ascending Dose

High oxalate & low calcium diet run-in

Induce dietary hyperoxaluria

N = 45 subjects

Endpoints

Primary: Safety & tolerability

Secondary: Microbial kinetics of strain

Exploratory: (1) Plasma and urine biomarkers

(2) Dose frequency assessment

Cross-over

Enteric Hyperoxaluria patients (Roux-en-Y population)

Three times/day (TID) dosing

N = 20 patients, baseline UOx >70 mg/day

Endpoints:

Primary: Change in Urinary Oxalate

Secondary: (1) Microbial kinetics of strain

(2) Safety and tolerability

Dietary hyperoxaluria model is translationally relevant to patient population synlogic

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High oxalate diet successfully elevated UOx levels in HV Historically Uox in HV is <40 mg/24h. Examples: Langman 2018, (27 mg), Quintero 2020, (19.8mg), Captozyme 2018 (28 mg). Mean +/- SD shown. American diet contains approx. 200-250 mg oxalate/day HV subjects were given a high oxalate, low calcium diet (HOLC) during the diet run-in and treatment phases of the study Urinary oxalate levels elevated to >1.5X typically observed in healthy volunteers Dietary intake carefully measured on in-patient unit, including weighing of meals consumed Baseline Urinary Oxalate after HOLC diet Typical observed HV UOx

Dose-responsive and reproducible Uox lowering demonstrated Efficacy Analysis (% Change from Baseline in 24h UOx over Pbo) 600mg Daily Oxalate 400mg Daily Oxalate Lower is better Lower is better LS mean change over Placebo, +/- 90% CI, all days baseline and treated

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of measurement, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of measurement. 600mg daily oxalate. Change in UOx UOx Levels Clinically meaningful lowering of urinary oxalate demonstrated at a well tolerated dose Upper limit of normal

Opportunity for multiple clinically relevant outcomes in Phase1B Potential to demonstrate meaningful urinary oxalate lowering in patients with active disease Learning opportunities in Phase 1 SYNB8802 has established urinary oxalate lowering in Dietary Hyperoxaluria (HV) model Potential for urinary oxalate lowering in Enteric Hyperoxaluria population (Roux-en-Y) Degree of colonic activity of SYNB8802 and potential for less frequent dosing

SYNB8802 Summary: 3e11 live cells moving into patients SYNB8802 was generally well tolerated in healthy volunteers. No serious or systemic adverse events. Most frequent AEs mild or moderate, transient, and GI-related Dose responsive changes in urinary oxalate levels were observed with a significant reduction in urinary oxalate relative to placebo across three dose levels Baseline urinary oxalate reduction of 28.6% compared to placebo Mean 24-hour urinary oxalate level of 40.1 mg for subjects, compared to 58.1 mg for placebo, at the end of dosing 3e11 live cells dose will advance to patient studies

Synlogic is entering a data rich period in the clinic Robust portfolio with significant clinical readouts in 2021 H1 2021 H2 2021 PKU Enteric Hyperoxaluria Immuno-Oncology SYNB1891 Ph1 Arm 2 combination read-out SYNB1618 Ph2 SynPheny proof of concept read-out SYNB8802 Ph1A study in HV read-out SYNB8802 Initiate Ph1B study in patients SYNB8802 Ph1B proof of concept read-out

Balance Sheet (unaudited) 31 Dec 2020 31 Dec 2019 Cash, Cash Equivalents, and Marketable Securities $100.4 M $127.1M Statement of Operations (unaudited) 31 Dec 2020 31 Dec 2019 31 Dec 2020 31 Dec 2019 R&D Expenses $11.4 M $11.3 M $47.5 M $41.9 M G&A Expenses $3.3 M $3.5 M $13.5 M $14.7 M Net Loss $(14.6 M) $(12.8 M) $(59.2 M) $(51.4 M) Net loss per share – basic and diluted* $(0.39) $(0.37) $(1.65) $(1.70) Weighted Average Shares Outstanding* 37.8 M 34.2 M 35.8 M 30.3 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted Strong balance sheet. Funding through near-term milestones Summary Results For the Year Ended

Experienced leadership team and Board

Leadership Team



Aoife Brennan, MB ChB
President & CEO



Richard Riese, MD PhD
Chief Medical Officer



Dave Hava, PhD
Chief Scientific Officer



Antoine Awad
Chief Operating Officer



Caroline Kurtz, PhD
Chief Development Officer



Daniel Rosan
Head of Finance & Investor Relations

Board of Directors

Peter Barrett, *Chair*
Atlas Venture

Mike Burgess
Turnstone Biologics

Michael Heffernan
Collegium

Patricia Hurter
Lyndra Therapeutics

Lisa Kelly-Croswell
Boston Medical Center Health System

Chau Khuong
Orbimed Advisors

Nick Leschly
Bluebird Bio

Ed Mathers
NEA

Richard Shea
Syndax

Collaborators

GINKGO BIOWORKS
THE ORGANISM COMPANY

synlogic
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Focus on Immuno-Oncology

Cross-talk between bacteria and Immune System Unmet Medical Need Unique Advantages Platform attributes Why immunology? Why Synthetic Biotic medicine? Rationale Need for novel treatments which upregulate (I/O) or downregulate (IBD) immune responses Immune system has evolved to recognize bacteria Bacteria have evolved mechanisms to control the immune response Multiple effectors can be delivered to site of disease from single strain Targeted efficacy and improved safety Preclinical POC for both immune stimulation and immunoregulation Multiple approaches (small molecules, peptides, human cytokines) available Synthetic Biotic medicines are well-suited to regulating the immune system

Immuno-Oncology SYNB1891 potential for improved efficacy relative to other STING approaches SYNB1891 monotherapy demonstrated meaningful pharmacodynamic effects Phase 1 in combination with Tecentriq initiated: Data will be available in 2021

SYNB1891 induces potent anti-tumoral effects

SYNB1891 superior to wild type EcN



10^9 CFU, i.t. (SYNB or SYNB1891)
B16-F10 tumors ~100 mm^3, randomize groups
d1
d4
d7
d21
Tumor Volume (mm^3)
Study Day
Saline
EcN
SYNB1891
= Dose

SYNB1891 superior to small molecule STING



SYNB1891 10^9 CFU, i.t. or 50 ug ADU-S100, i.t.
B16-F10 tumors ~100 mm^3, randomize groups
d1
d4
d7
d32
Tumor Volume (mm^3)
Days on Study
Saline
SM STING agonist
SYNB1891
= Dose

synlogic

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Phase 1 design: multidose tolerability, IT mono and combo

Proof of mechanism: exploratory biomarkers in advanced solid tumors or lymphomas

Arm 1: Monotherapy Cohorts

Arm 2: Combination Cohorts - Atezolizumab


Sentinel Patient Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Arm 1 Cohort 4
Starting dose Arm 1 Cohort 3 level ($1x10^7$)
Sentinel Patient Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Recommended Ph2 Dose (RP2D)
Enroll <20 patients at RP2D
POM/Exploratory Biomarkers
PD response (tumor biopsy):
• TILs, IFN b, IFN dependent gene expression (Nanostring)
• Immunohistochemistry
• Kinetics of SYNB1891 (qPCR)
Systemic PD effects (blood):
• Serum cytokines levels
• Kinetics of SYNB1891 (qPCR)

Combination with PD-1 will identify Phase 2 dose, provide evidence of target engagement, safety, and support for target tumor type synlogic
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SYNB1891 advanced into combo. therapy arm of Ph. 1 with Tecentriq SYNB1891 is safe and well-tolerated as an intratumoral injection with no dose limiting toxicities or infections to date Combination therapy data will be available in late 2021 Monotherapy dose escalation will continue in parallel to combination dose escalation of SYNB1891 with fixed dose of Atezolizumab (Tecentriq) SYNB1891 demonstrates meaningful pharmacodynamic effects including systemic cytokine responses observed in two subjects Evidence of durable stable disease was observed in two patients SYNB1891 demonstrates target engagement as assessed by upregulation of IFN-stimulated genes and T-cells

Engineering Synthetic Biotic Medicines

Reusable parts enable rapid iteration of rationally designed prototypes Non-pathogenic bacterial chassis Programable, controllable engineering Drug-like properties Does not colonize No in vivo reproduction or risk of genetic drift Inducer-Promoter Switch Effector Design Safety Features E. coli Nissle Synthetic Biotic Medicine A new class of medicines

Synthetic Biotic Platform accelerates pathway into the clinic Validated biology Unmet medical need Unique SYBX advantages Target selection Enabling Engine Internal GMP manufacturing Modular SynBio components Translational, clinical and regulatory Deep synthetic biology expertise Resulting portfolio Metabolic pipeline: Metabolite consumption in the GI tract Immunology pipeline: Potential for partnership Synthetic Biotic Platform

Synthetic Biotic Platform is enabling engine for drug development Rapid pipeline expansion possible with reusable engineering >200 humans dosed with Synthetic Biotic medicines 4 INDs opened with the U.S. FDA Supportive regulatory feedback from global agencies Safe chassis organism (>100 years of human experience) Internal process development and GMP manufacturing of live biotherapeutic Modular SynBio components enables rapid, iterative product development Translational, clinical and regulatory experience for live biotherapeutic medicine Deep synthetic biology expertise: Internal + Ginkgo Bioworks Synthetic Biotic Platform

Small molecule production Metabolite consumption Effector secretion Surface display Versatile platform enables diverse therapeutic strategies for range of diseases Synthetic Biotic Platform

Component Library of parts Therapeutic strategy Metabolite consumption, small molecule production, effector secretion or surface display Bacterial Chassis Probiotic: Decades of human use & safety data Effector(s) Proteins for activity: Can generate biomarkers Pump Transports metabolites or proteins across cell membrane Switch Inducer-promoter pair: Controls gene expression Safety Features Auxotrophies: Prevents growth within or external to the body Reusable parts enable rapid iteration of rationally designed prototypes

Component SYNB1618 Design Therapeutic strategy Metabolite consumption: Built from Synthetic Library Specifically to Consume Phe Bacterial Chassis E. coli Nissle Effector(s) PAL3 Enzyme: Degrades Phe to TCA (measurable biomarker of activity) LAAD Enzyme: Alt. Phe-consuming pathway Pump PheP: Pumps Phe into cell Switch FNR & AraC promoter: Promoters control expression during manufacturing and at site of action Safety Features Δ dap: Auxotrophy – requires diaminopimelic acid (DAP) to grow SYNB1618 Design

Component SYNB8802 Design Therapeutic strategy Metabolite consumption: Engineered to Convert Oxalate to Formate for the Treatment of Enteric Hyperoxaluria Bacterial Chassis E. coli Nissle Effector(s) OxdC and associated components: Catalyzes conversion of oxalate to formate Pump OxLT: Pumps oxalate in & formate out Switch FNR promoter: Inducer-promoter pair Safety Features Δ thyA: Controls growth SYNB8802 Design

Preclinical IND PoC SYNB1618 SYNB8802 Product Candidate Proprietary platform Target selection Reusable parts enables rapid progress to proof of concept: SYNB8802 case study 10 months from target selection to IND Planning Target with low toxic metabolite load, validated biology Research & Synthetic Biology Re-use engineering parts Apply validated in vitro models Product Development Leverage internal process development, quality, and manufacturing PoC within 1 year Clinical Development De-risk in healthy volunteers Rapid path to patient PoC: data expected H2 2021 Portfolio of metabolic opportunities available with similar engineering Synthetic Biotic Platform

Component SYNB1981 Design Therapeutic strategy Small molecule production: Leveraging the ability of bacteria to interact with the immune system to turn a cold tumor hot Bacterial Chassis E. coli Nissle: Targeting to antigen presenting cells in the tumor microenvironment. Innate immune activation Effector(s) STING Agonist: Innate immune activator compounds with chassis effect Pump Not necessary Switch STING-agonist production restricted to hypoxic TME for sustained payload delivery Safety Features Dual auxotrophies inhibit bacterial proliferation outside of tumor SYNB1891 Design

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